SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                             -------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 25, 1998

                TRUST CREATED BY BLOCK MORTGAGE FINANCE, INC.
      (under a Pooling and Servicing Agreement dated as of July 1, 1998, which Trust is the Issuer of Block Mortgage Finance
                  Asset Backed Certificates, Series 1998-2)
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            (Exact name of registrant as specified in its charter)

                                   New York
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                (State or other jurisdiction of incorporation)

333-14041                                       36-4238147
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(Commission File Number)                (IRS Employer Identification No.)

      One First National Plaza, Suite 0126
      Chicago, Illinois
      Attention: Corporate Trust Administration
      Block Mortgage Finance
       Asset Backed Certificates, Series 1998-2             60670-0126
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       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: 312-407-0192

                                Not applicable
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        (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS
            Attached hereto is a copy of the Statement to Certificateholders with respect to the September, 1998, distribution to Certificateholders, as provided to the Certificateholders by the Trustee.


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit 99.1 Statement to Certificateholders Relating to September, 1998, Distributions to Holders of Block Mortgage Finance Asset Backed Certificates, Series 1998-2.


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                                EXHIBIT INDEX

Exhibit No.                         Description
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      99.1                          Statement to Certificateholders
                                    Relating to September, 1998, Distributions to Holders of Block Mortgage
                                    Finance Asset Backed Certificates,
                                    Series 1998-2.



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BLOCK MORTGAGE FINANCE, INC., as
                                          Registrant


Date: October 5, 1998                 By: /s/ Bret G. Wilson
                                          --------------------------
                                          Bret G. Wilson, President

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLOCK MORTGAGE FINANCE, INC., as
                                        Registrant

Date: October 5, 1998                 By:____________________________________
                                             Bret G. Wilson, President